EXHIBIT 99.2

Investor Presentation Bear Stearns Conference September 2007

Cautionary Statements This presentation contains forward-looking statements about Paramount, Chem Rx and their combined business after completion of the proposed business combination. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, which are based upon the current beliefs and expectations of Paramount's and Chem Rx’s management, are subject to risks and uncertainties, which could cause actual results to differ from the forward looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: compliance with government regulations; changes in legislation or regulatory environments, requirements or changes adversely affecting the institutional pharmacy business, including changes in Medicare and Medicaid reimbursement policies; fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; geopolitical events and regulatory changes, as well as other relevant risks detailed in Paramount's filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-KSB for the year ended December 31, 2006. The information set forth herein should be read in light of such risks. Neither Paramount nor Chem Rx assumes any obligation to update the information contained in this presentation. Additional information concerning the transaction is included in the preliminary proxy statement originally filed by Paramount with the SEC on June 18, 2007, and amended on August 13, 2007, and the Current Report on Form 8-K originally filed on June 4, 2007, and amended on July 2, 2007, by Paramount with the SEC. A stockholder meeting will be announced soon to obtain stockholder approval for the transaction. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the transaction. STOCKHOLDERS OF PARAMOUNT AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE PRELIMINARY PROXY STATEMENT AND, WHEN AVAILABLE, PARAMOUNT’S DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION. Such persons may also read Paramount’s final prospectus, dated October 21, 2005, as well as its periodic reports for more information about Paramount, its officers and directors and their interests in a successful completion of a business combination. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, once available, as well as Paramount’s final prospectus and periodic reports, at the SEC’s Internet site http://www.sec.gov or by directing a request to Paramount Acquisition Corp., 787 7th Avenue, 48th Floor, New York, NY 10019. As a result of the review by the SEC of the preliminary proxy statement, Paramount may be required to make changes to its description of Chem Rx’s business or other information contained in the proxy statement. Paramount, Chem Rx and their respective officers and directors may be deemed to be participants in the solicitation of proxies from Paramount’s stockholders with respect to the transaction. Investors and stockholders may obtain more detailed information regarding the direct and indirect interests of Paramount, Chem Rx and their respective officers and directors in the proposed transaction by reading Paramount’s proxy statement.

About Chem Rx and Paramount Chem Rx, founded in 1958, is a leading regional provider of institutional pharmacy products and services to long-term care (“LTC”) facilities Chem Rx is the largest independently owned institutional pharmacy in the United States serving markets in NY, NJ and PA and expects to open facility in FL by 4Q07 PMQC, organized in 2005, is a Specified Purpose Acquisition Company (“SPAC”) designed for the specified purpose of effecting a merger with an operating business in the healthcare industry Paramount Acquisition Corp. is an affiliate of Paramount BioSciences, LLC, a healthcare venture capital and merchant banking firm Cash in Trust of approximately $55.4 million as of June 30, 2007 Chem Rx Overview Paramount Acquisition Corp. (OTCBB:PMQC)

Company Overview

Overview Founded in 1958 by Jerry Silva, President & CEO Leading regional provider of institutional pharmacy products and services to long-term care (“LTC”) facilities, including: Skilled nursing facilities (“SNFs”) Adult care facilities (“ACFs”) Residential living facilities (“RLFs”) Addition treatment centers (“ATCs”) Assisted living facilities (“ALFs”) Largest independently-owned institutional pharmacy in the U.S. and 3rd largest after Omnicare and PharMerica: Currently serving over 61,000 LTC beds in NY, NJ and PA Opening of facility in FL expected by 4Q:2007

History of Chem Rx 1958 Established Company as a retail pharmacy 2000 Leased current 75,000 sq. ft. building in Long Beach, NY August 2006 Opened Chem Rx New Jersey facility in South Plainfield, NJ 1994-1999 Leased 17,000 sq. ft. building in Oceanside, NY. Grew from 14,025 beds to 29,550 beds served January 2007 Acquired Chem Rx / Salernos facility in Sciota, PA 2005 Increased net revenues over $200.0 mm, and more than 50,000 total beds served June 2007 Signed lease for facility in Deerfield Beach, FL; Expected open 4Q07 August 2007 Acquired operations of small pharmacy in Albany, NY market

Management Team Jerry Silva, R.Ph., President and Chief Executive Officer Jerry has been President and CEO of Chem Rx since he founded the company in 1958. Mr. Silva is a member of the American Society of Consultant Pharmacists, a professional association of consultant and senior care pharmacists, a member of the advisory board of Managed Health Care Associates, Inc., a group purchasing organization in which Chem Rx participates, and a member of the board of directors of American College of Health Care Administrators, a professional association of healthcare administrators. Mr. Silva holds a B.S. degree from the Columbia University College of Pharmacy and is a New York State registered pharmacist. Steven Silva, Executive Vice President and Chief Operating Officer Steven has been employed by Chem Rx for 16 years. In his current capacities, he is responsible for overseeing all of Chem Rx's operations, with specific responsibilities as director of sales and new account marketing. Steven maintains contact with Chem Rx's significant clients and also oversees Chem Rx's technology platform. Prior to May 2006, Steven held several positions with Chem Rx including Director of Corporate Operations and Vice President of Sales & Servicing. Mr. Silva holds a B.A. degree in communications from New York University. Charles Kelly, Chief Financial Officer Chuck joined Chem Rx in September 2006. Prior to joining the Company, he was the Senior Vice President of Operations at Spotless Group Ltd. and was previously its Global Vice President of Finance and Administration from 1995 to 2002. Chuck also previously worked as a Senior Audit Manager at PriceWaterhouseCoopers. He has over 25 years of finance and public accounting experience and is a member of the New York State Society of CPAs and American Institute of Certified Public Accountants.

Recognized Brand and Market Leader in Attractive Regions Chem Rx is headquartered in Long Beach, NY and operates a fleet of 60 vehicles that services the NY market. The company also has pharmacy facilities in NJ, PA, and upstate NY Deep relationships and strong reputation for over 40 years Approximately 30% - 35% market share in New York Metro Area(1) PA NY NJ South Plainfield, NJ Long Beach, NY Sciota, PA Source: Management estimates. Albany, NY

Loyal and Growing Customer Base Approximately 400 accounts in diverse customer segments Top ten customers account for ~14% of revenue 94% average annual bed retention rate Chem Rx’s number of beds have grown at an average annual growth rate of 8.6% since 2001 Chem Rx added 7,748 beds in the first half of 2007 (15% growth over 4Q 2006) Bed Mix by Customer 21,506 23,098 23,539 23,852 26,536 28,301 33,951 17,101 21,433 22,206 24,001 25,083 24,636 26,734 0 10,000 20,000 30,000 40,000 50,000 60,000 70,000 2001 2002 2003 2004 2005 2006 1H:2007 SNFs Other Total: 38,607 Total: 44,531 Total: 45,745 Total: 47,853 Total: 51,619 Total: 52,937 Total: 60,685

Favorable Macro Growth Drivers Long-Term Care Expenditures Growth Aging Population Increasing Prevalence of Chronic Illnesses Increasing Rate of Drug Utilization Branded Drug Patent Expiries Pharmaceutical Price Inflation

Increasingly Attractive Payor Landscape Payor Mix (2005): Pre Part D Payor Mix (2006): Post Part D NY Payor landscape has improved due to Medicare Part D Significant portion of revenues are billed to and remitted from government-sponsored 3rd parties who are required by law to pay in regular time intervals rather than facilities and state governments who have historically exhibited uneven payment patterns Positive effect on collection times 1) Other includes third party and private pay customers. Facility 25% Medicaid 21% Other (1) 5% Part D 49% Medicaid 51% Facility 39% Other (1) 10%

Significant Opportunity to Scale Existing Infrastructure Chem Rx’s NY headquarters can increase efficiency and support expansion by leveraging existing infrastructure and workforce Leveraging centralized back-office operations will help scale expansion sites Enhanced IT capabilities will permit more efficient paperless ordering Recent investments in IT systems/software include: Perpetual Inventory Consolidation of ordering for all units at the corporate office PharmacyPlus ® ChemLink Paper Free

Chem Rx Growth Strategy Expand market share in existing regions Growing opportunities in NJ, PA, and upstate NY Take market share from competitors Expand into new regions Identified and leased facility in FL which is expected to open in 4Q:2007, recently acquired facility in upstate NY, and evaluating entry in selected regions in the Mid West Leverage Chem Rx reputation and relationships Pursue selective acquisitions Expand pharmacy product offering Continued benefit from economies of scale

NJ Facility: A Case Study in Organic Expansion Accomplishments to Date April 2006: Signed lease for NJ facility August 2006: Chem Rx opens NJ facility and services first customer March 2007: Beds serviced exceeded 5,000 1Q 2007: 1st positive EBITDA quarter June 2007: Beds serviced exceeded 6,800 Recent NJ expansion is the model for Chem Rx’s organic growth strategy Compelling Economics and Growth Prospects Strong Chem Rx brand, deep relationships, and strong operations management drive steep growth curve and time to break-even Approximate investment to EBITDA break-even: EBITDA Loss: ($475,000) Capital Expenditures: ($2,500,000) Working Capital Needs: ($4,200,000) TOTAL INVESTMENT: ($7,175,000) Expected 9,000 beds served / $45M annual sales run-rate by December 2007 NJ South Plainfield, NJ

FL Facility: 2007-2008 Expansion Strategy Highlights of Florida Expansion Provides footprint in highly concentrated Southeast Florida market Signed lease for Deerfield Beach, FL facility on June 1, 2007 Anticipate first customer serviced in 4Q 2007 Leverage existing customer relationships to facilitate regional expansion Anticipate economics and time to EBITDA breakeven to be similar to NJ expansion Centralized corporate functions in NY should help to minimize up-front cash burn FL expansion is expected to follow a similar timeline to NJ expansion Deerfield Beach, FL

Financial Overview

Established Track Record of Growth and Profitability Historical Revenue Growth ($ in millions) Historical Adjusted EBITDA(1) Growth and Margins ($ in millions) CAGR = 17.1% $11.0 $15.2 $17.7 $24.0 $20.7 $24.1 9.5% 10.6% 10.2% 12.8% 9.9% 9.2% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 2001 2002 2003 2004 2005 2006 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% EBITDA represents earnings before interest expense (net of investment income), income taxes, depreciation and amortization. The calculation of Adjusted EBITDA is determined by adding back to reported EBITDA any expenses that are either one-time in nature or are not reasonably anticipated to recur following the completion of the transaction between Paramount and Chem Rx and also adding back any recurring profit streams not captured in income (loss) from operations that are reasonably expected to recur. Deconsolidating adjustments to EBITDA as reported consist broadly of rent expense that is paid from Chem Rx to 750 Park Place along with any administrative and other non-cash expenses allocations associated with 750 Park Place. Other special item adjustments consist of those excess salaries paid over senior management’s pro forma contractual levels, certain non-recurring and non-business related charges (including those related to Chem Rx’s merger with Paramount), and a reclassification of recurring streams of operations-related revenue not included in income (loss) from operations. Chem Rx management believes that certain investors find Adjusted EBITDA to be a useful tool for measuring recurring profitability of operations and also Chem Rx’s ability to service debt, which are the primary purposes for which Chem Rx’s management uses this financial measure. CAGR = 17.7% $115.8 $144.2 $173.4 $187.2 $208.7 $261.6 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 2001 2002 2003 2004 2005 2006

2007 – 2008 Financial Guidance 2007 Financial Guidance Revenue guidance of $315 - $320 million (21% - 23% y/y growth) Adjusted EBITDA guidance of $27 - $28 million (12% - 16% y/y growth) 2008 Financial Guidance Revenue guidance of $360 million (13% - 14% y/y growth) Adjusted EBITDA guidance of $33 million (19% - 22% y/y growth)

2007 Adjusted EBITDA Bridge Analysis Continued organic bed growth Operating leverage in NJ ramp-up Integration of Pennsylvania facility Company cost containment initiatives begin to take effect 2H 2007 Growth Drivers  1Q 2007A $5.5M 2Q 2007A $6.9M 3Q 2007E $7.0M-$7.5M 4Q 2007E $7.6M-$8.1M

Proposed Transaction with Paramount Acquisition Corp. $192.1 million Transaction Enterprise Value(1) $16.6 million of restricted stock to Management/Chem Rx Shareholders $32.5 million of net debt assumption $143.0 million of cash consideration(2) Priced at implied cash value per share of Paramount common stock, approximately $5.74 per share Stock earnouts structure based on EBITDA or stock price milestones Debt commitment of $177M from CIBC(3) 7.0x EBITDA multiple on 2007 mid-point estimate of $27.5 million 5.8x EBITDA multiple on 2008 estimate of $33.0 million 1) $12.5 million and 500,000 shares will be held back pending achievement of specific performance milestones. $2.5 million and 100,000 shares assumed to be withheld for purposes of the Enterprise Value calculation. 2) Subject to adjustment at closing with respect to excess debt, excess transaction expenses and certain payments to affiliates. Subject to post closing net worth adjustment. 3) Of which $20 million can only be drawn upon achievement of certain milestones and subject to certain conditions.

Increasingly Attractive Payor Landscape Strong Cash Flow and Deleveraging Profile Established Track Record of Growth & Profitability Favorable Macro Industry Trends Loyal & Growing Customer Base Recognized Brand & Market Leader Significant Opportunity for Scalability Summary of Key Investment Highlights Highly Incentivized & Experienced Management Team